UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 12, 2010

ZBB Energy Corporation
      (Exact name of registrant as specified in charter)

Wisconsin	001-33540	39-1987014
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification Number)

N93 W14475 Whittaker Way, Menomonee Falls, Wisconsin	53051
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:    (262) 253-9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

On October 12, 2010, ZBB Energy Corporation (the “Company”) entered into Stock Purchase Agreements with certain investors providing for the sale of a total of 3,329,466 shares of the Company’s common stock for an aggregate purchase price of $1,435,000 at a price per share equal to the closing price of the Company’s common stock on October 12, 2010.  $425,000 of these shares were purchased by members of the Company’s board of directors.

2,111,369 of the shares of common stock to be sold are being offered by the Company pursuant to an effective shelf registration statement on Form S-3, which was declared effective on May 13, 2009 (File No. 333-156941) (the “Registration Statement”).

The balance of the shares are being sold without registration under the Securities Act of 1933, as amended (the “Act”), or state securities laws, in reliance on the exemptions provided by Section 4(2) of the Act and/or Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws. Since these shares have not been registered, they may not be offered or sold by the investors absent registration or an applicable exemption from registration requirements, such as the exemption afforded by Rule 144 under the Act.

The information contained in this Current Report on Form 8-K does not constitute an offer to sell or solicitation of offers to buy the shares or any other securities.

A copy of the form of Stock Purchase Agreement entered into with the investors purchasing registered shares is attached hereto as Exhibit 10.1. In addition to this Stock Purchase Agreement, Exhibits 5 and 23 are filed herewith in connection with the Registration Statement and are incorporated herein by reference.

A copy of the form of Stock Purchase Agreement entered into with the investors purchasing unregistered shares is attached hereto as Exhibit 10.2.

Item 3.02.	Unregistered Sales of Equity Securities.

The information contained in “Item 1.01 – Entry Into a Material Definitive Agreement” is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

 Exhibits

The exhibits required to be filed as a part of this Current Report on Form 8-K are listed in the Exhibit Index attached hereto and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZBB Energy Corporation

Dated: October 12, 2010	By:	/s/ Eric C. Apfelbach
Name: Eric C. Apfelbach
Title: President and CEO

EXHIBIT INDEX

Exhibit No.	Exhibit Description

5	Opinion of Godfrey & Kahn, S.C.

10.1	Form of Stock Purchase Agreement, dated October 12, 2010

10.2	Form of Stock Purchase Agreement, dated October 12, 2010

23	Consent of Godfrey & Kahn, S.C. (included as part of Exhibit 5)